Loncar Cancer Immunotherapy ETF

Schedule of Investments
May 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 69.6% (a)
74,871	Allogene Therapeutics, Inc. (b)	$593,727
48,452	ALX Oncology Holdings, Inc. (b)	371,627
28,154	Arcus Biosciences, Inc. (b)	533,518
3,717	Argenx SE - ADR (b)	1,149,668
72,349	Atara Biotherapeutics, Inc. (b)	376,215
4,048	BeiGene, Ltd. - ADR (b)	555,467
20,687	Bicycle Therapeutics plc - ADR (b)	330,785
69,954	Caribou Biosciences, Inc. (b)	582,717
14,494	CRISPR Therapeutics AG (b)	841,377
21,462	Fate Therapeutics, Inc. (b)	495,772
29,563	Genmab AS - ADR (b)	894,281
22,615	I-Mab - ADR (b)	196,750
194,837	ImmunityBio, Inc. (b)	732,587
35,584	Immunocore Holdings plc - ADR (b)	1,008,806
26,042	Inhibrx, Inc. (b)	340,369
66,955	Instil Bio, Inc. (b)	402,065
62,053	Iovance Biotherapeutics, Inc. (b)	418,858
28,017	iTeos Therapeutics, Inc. (b)	490,297
26,205	Legend Biotech Corporation - ADR (b)	1,108,209
66,993	MacroGenics, Inc. (b)	232,466
36,535	Merus NV (b)	678,090
83,817	Nektar Therapeutics (b)	291,683
43,576	Replimune Group, Inc. (b)	633,159
87,945	Rubius Therapeutics, Inc. (b)	96,740
30,476	Xencor, Inc. (b)	680,529
		14,035,762
	Pharmaceuticals - 30.4% (a)
19,354	AstraZeneca plc - ADR	1,286,654
17,770	Bristol-Myers Squibb Company	1,340,746
15,323	Gilead Sciences, Inc.	993,696
14,555	Merck & Company, Inc.	1,339,497
1,744	Regeneron Pharmaceuticals, Inc. (b)	1,159,307
		6,119,900
	TOTAL COMMON STOCKS (Cost $33,790,762)	20,155,662

	SHORT-TERM INVESTMENTS - 0.1%
20,197	First American Government Obligations Fund - Class X - 0.66% (c)	20,197
	TOTAL SHORT-TERM INVESTMENTS (Cost $20,197)	20,197
	TOTAL INVESTMENTS (Cost $33,810,959) - 100.1%	20,175,859
	Liabilities in Excess of Other Assets - (0.1)%	(14,112)
	NET ASSETS - 100.0%	$20,161,747

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of May 31, 2022.

Summary of Fair Value Disclosure at May 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2022:

Loncar Cancer Immunotherapy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$20,155,662	$-	$-	$20,155,662
Short-Term Investments	20,197	-	-	20,197
Total Investments in Securities	$20,175,859	$-	$-	$20,175,859
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended May 31, 2022, the Fund did not recognize any transfers to or from Level 3.